UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 14, 2016 (June 10, 2016)

WESTLAKE CHEMICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32260	76-0346924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 Post Oak Boulevard, Suite 600

Houston, Texas 77056

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (713) 960-9111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

On June 10, 2016, Westlake Chemical Corporation, a Delaware corporation (“Westlake”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Axiall Corporation, a Delaware corporation (“Axiall”), and Lagoon Merger Sub, Inc., a newly formed Delaware corporation that is a wholly-owned subsidiary of Westlake (“Merger Sub”). The Merger Agreement provides, among other things and subject to the terms and conditions set forth therein, for the merger of Merger Sub with and into Axiall (the “Merger”), with Axiall surviving the Merger as a wholly-owned subsidiary of Westlake.

Pursuant to the terms and subject to the conditions of the Merger Agreement, at the time the Merger becomes effective (the “Effective Time”), each share of Axiall’s common stock (“Axiall Common Stock”), issued and outstanding immediately prior to the Effective Time, other than certain excluded shares as further described in the Merger Agreement, will be converted automatically into the right to receive $33.00 in cash, without interest (the “Merger Consideration”).

The Merger Agreement provides that, at the Effective Time, any outstanding and unexercised Axiall stock options, whether or not vested, will be converted into the right to receive a cash payment equal to the Merger Consideration minus the exercise prices of such options. Any outstanding or payable Axiall awards (other than Axiall stock options) under any Axiall stock plans will be assumed by Westlake and converted into restricted stock units in respect of Westlake common stock (“Westlake Common Stock”), with the same terms and conditions (including with respect to dividend equivalent rights, if any), except that upon settlement the award holder will receive the greater of (1) the value of the Merger Consideration with respect to the shares of Axiall Common Stock related to the award prior to the Effective Time and (2) the value of the Westlake Common Stock. Any account balances under any Axiall benefit plan that provides for the deferral of compensation and represents amounts notionally invested in Axiall Common Stock or provides for distributions or benefits calculated based on the value of Axiall Common Stock will be converted into the right to receive an amount in cash calculated based on the Merger Consideration.

Each of Westlake’s and Axiall’s obligation to consummate the Merger is subject to a number of conditions specified in the Merger Agreement, including, among others (1) the adoption of the Merger Agreement by the affirmative vote of the holders of a majority of all outstanding shares of Axiall Common Stock (the “Axiall Stockholder Approval”), (2) the receipt of certain required regulatory approvals, including expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (3) the absence of an order, judgment, injunction or law prohibiting the consummation of the Merger, (4) the accuracy of the other party’s representations and warranties contained in the Merger Agreement (subject to certain materiality standards set forth in the Merger Agreement) and (5) the other party’s compliance with or performance of its covenants and agreements contained in the Merger Agreement in all material respects. The consummation of the Merger is not subject to a financing condition.

The Merger Agreement contains customary representations and warranties made by each of Westlake and Axiall, and also contains customary covenants and agreements, including, among others, agreements by Axiall to conduct its business in the ordinary course consistent with past practice during the period between the execution of the Merger Agreement and the Effective Time, to not engage in certain kinds of transactions or take certain actions during this period unless consented to in writing by Westlake, to convene and hold a meeting of its stockholders for the purpose of obtaining the Axiall Stockholder Approval and, subject to certain exceptions, not to withdraw (or qualify or modify in a manner adverse to Westlake) the recommendation of the Axiall Board that Axiall’s stockholders adopt the Merger Agreement. In addition, on the terms and subject to the conditions set forth in the Merger Agreement, each party has agreed to use their reasonable best efforts to obtain all required regulatory approvals and Westlake has agreed to use reasonable best efforts to consummate the debt financing contemplated by the debt commitment letter executed in connection with the Merger Agreement described below, or such alternative financing as permitted by the Merger Agreement.

Axiall is subject to customary “no shop” restrictions on its ability to initiate, solicit or knowingly encourage alternative acquisition proposals. However, at any time prior to the receipt of Axiall Stockholder Approval, Axiall may provide information to and negotiate with third parties that submit an alternative acquisition proposal that the Axiall Board has determined, after consultation with outside financial and legal advisors, constitutes (or could reasonably be expected to lead to) a Company Superior Proposal (as such term is defined in the Merger Agreement), provided that such alternative acquisition proposal did not result from a breach of the “no shop” provisions and subject to certain other requirements being met before such action. Further, subject to certain limitations, at any time prior to the receipt of Axiall Stockholder Approval, the Axiall Board may withdraw or adversely change its recommendation of the Merger in response to a Company Superior Proposal and Axiall may terminate the Merger Agreement in order to enter into a definitive agreement with respect to a Company Superior Proposal, subject to Axiall’s payment to Westlake of a termination fee in the amount of $77.7 million and compliance with certain notice and other procedures in the Merger Agreement. The Merger Agreement also provides for the payment of such termination fee (i) in the event Axiall enters into or consummates an alternative acquisition proposal within nine months after the termination of the Merger Agreement under certain specified circumstances or (ii) if the Axiall Board, prior to receipt of Axiall Stockholder Approval, (a) recommends an alternative acquisition proposal, (b) changes its recommendation of the Merger or (c) fails to recommend to Axiall stockholders to reject a publicly disclosed alternative acquisition proposal within certain time limits.

In addition, and subject to certain limitations, either party may terminate the Merger Agreement if the Merger is not consummated by January 31, 2017.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is filed herewith as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by this reference in its entirety.

In connection with the Merger Agreement, Westlake has entered into a commitment letter, dated June 10, 2016 (the “Debt Commitment Letter”), with Deutsche Bank AG Cayman Islands Branch (“Deutsche Bank”), Goldman Sachs Bank USA (“Goldman Sachs”) and Deutsche Bank Securities Inc., pursuant to which Deutsche Bank and Goldman Sachs have agreed to provide a senior unsecured bridge loan facility (the “Bridge Facility”) of up to $1,765,000,000 in the aggregate for the purpose of providing the financing necessary to fund a portion of the consideration to be paid pursuant to the terms of the Merger Agreement and related fees and expenses.

The funding of the Bridge Facility is contingent on the satisfaction of certain conditions set forth in the Debt Commitment Letter.

The commitments to provide the financing contemplated by the Debt Commitment Letter will terminate on the earliest of (a) 11:59 p.m. (New York City time) on January 31, 2017, (b) the closing of the Merger without drawing on the Bridge Facility, (c) the date that the Merger Agreement is terminated by Westlake (or any of its affiliates) or expires, and (d) receipt by the administrative agent of the Bridge Facility of written notice from Westlake of its election to terminate all commitments under the Bridge Facility in full.

The foregoing description of the Debt Commitment Letter does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Debt Commitment Letter, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by this reference in its entirety.

The Merger Agreement has been included in this filing to provide investors with information regarding its terms. It is not intended to provide any other factual information about Westlake or Axiall or any of their respective subsidiaries or affiliates. In particular, the representations and warranties, including the assertions embodied therein, contained in the Merger Agreement were made only for the purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties to the Merger Agreement, and may be qualified, modified or excepted by information in a confidential disclosure letter provided by Axiall to Westlake in connection with the signing of the Merger Agreement. This confidential disclosure letter contains information that modifies, qualifies and creates exceptions to certain of the representations, warranties and covenants contained in the Merger Agreement. Certain representations and warranties in the Merger Agreement may be subject to a standard of materiality provided for in the Merger Agreement that differ from those applicable to investors and have been used for the purpose of allocating risk among the parties, rather than establishing matters of fact. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Westlake, Axiall or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Westlake’s or Axiall’s public disclosures. Investors should read the Merger Agreement and Debt Commitment Letter together with the other information concerning Westlake and Axiall that each company publicly files in reports and statements with the U.S. Securities and Exchange Commission.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding Westlake Chemical Corporation’s (“Westlake”) proposed transaction to acquire Axiall Corporation (“Axiall”) (including financing of the proposed transaction and the benefits, results, effects and timing thereof), statements regarding Westlake’s (and Westlake’s and Axiall’s combined) expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, estimated synergies from the proposed transaction and statements containing the use of forward-looking words, such as “may,” “will,” “could,” “would,” “should,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “potential,” “plan,” “forecast,” “approximate,” “intend,” “upside,” and the like, or the use of future tense. Statements contained herein concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of Westlake (and the combined businesses of Westlake and Axiall), together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of Westlake based upon currently available information. Statements concerning current conditions may also be forward-looking if they imply a continuation of current conditions.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from Westlake’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which Westlake is unable to predict or control, that may cause Westlake’s actual results, performance or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in Westlake’s filings with the U.S. Securities and Exchange Commission.

Risks and uncertainties related to the proposed business combination transaction include, but are not limited to: (i) the ultimate outcome of the proposed transaction between Westlake and Axiall, (ii) the ultimate outcome and results of integrating the operations of Westlake and Axiall if a transaction is consummated, (iii) the ability to obtain regulatory approvals and meet other closing conditions to the proposed transaction, including any necessary stockholder approvals, (iv) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the proposed transaction, (v) competitive responses to the announcement or completion of the proposed transaction, costs and difficulties related to the integration of Axiall’s businesses and operations with Westlake’s businesses and operations, (vi) the inability to obtain, or delays in obtaining, cost savings and synergies from the proposed transaction, (vii) uncertainties as to whether the completion of the proposed transaction will have the accretive effect on Westlake’s earnings or cash flows that are expected, (viii) unexpected costs, liabilities, charges or expenses resulting from the proposed transaction, (ix) litigation relating to the proposed transaction, (x) the inability to retain key personnel, (xi) potential adverse effects on Westlake’s ability to operate Westlake’s business due to the increase in Westlake’s overall debt level contemplated by the proposed transaction, (xii) potential diminished productivity due to the impact of the potential transaction on Westlake’s and/or Axiall’s current and prospective employees, key management, customers, suppliers and business partner and (xiii) any changes in general economic and/or industry-specific conditions.

In addition to the factors set forth above, other factors that may affect Westlake’s plans, results or stock price are set forth in Westlake’s Annual Report on Form 10-K and reports on Forms 10-Q and 8-K.

Many of these factors are beyond Westlake’s control. Westlake cautions investors that any forward-looking statements made by Westlake are not guarantees of future performance. Except as may be required by law, Westlake does not intend, and undertakes no obligation, to publish revised forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated June 10, 2016, by and among Westlake Chemical Corporation, Lagoon Merger Sub, Inc. and Axiall Corporation.*

10.1	Commitment Letter, dated June 10, 2016, by and among Westlake Chemical Corporation, Deutsche Bank AG Cayman Islands Branch, Deutsche Bank Securities Inc. and Goldman Sachs Bank USA.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Westlake agrees to furnish supplementally to the U.S. Securities and Exchange Commission a copy of any omitted schedule upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTLAKE CHEMICAL CORPORATION

By:	/s/ Albert Chao
Name:	Albert Chao
Title:	President and Chief Executive Officer

Date: June 14, 2016

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated June 10, 2016, by and among Westlake Chemical Corporation, Lagoon Merger Sub, Inc. and Axiall Corporation.*

10.1	Commitment Letter, dated June 10, 2016, by and among Westlake Chemical Corporation, Deutsche Bank AG Cayman Islands Branch, Deutsche Bank Securities Inc. and Goldman Sachs Bank USA.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Westlake agrees to furnish supplementally to the U.S. Securities and Exchange Commission a copy of any omitted schedule upon request.